UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 15, 2019
BERRY GLOBAL GROUP, INC.
(Exact name of registrant as specified in charter)
Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Oakley Street
Evansville, Indiana 47710
(Address of principal executive offices / Zip Code)
(812) 424-2904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐
Written communications pursuant to Rule 425 under the Securities Act.

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.   Regulation FD Disclosure.
On May 15, 2019, Berry Global Group, Inc. (“Berry”) commenced, via one of its indirect, wholly owned subsidiaries, an offering of  $2,000,000,000 in aggregate principal amount of first priority senior secured notes due 2026 (the “First Priority Notes”) and $1,000,000,000 in aggregate principal amount of second priority senior secured notes due 2027 (the “Second Priority Notes” and together with the First Priority Notes, the “Notes”). The offering is subject to market and other conditions. The Notes will be offered to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes have not been and will not be registered under the Securities Act. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Berry is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a preliminary offering memorandum that is being disseminated in connection with the offering described above. The information in this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
99.1	Press Release dated May 15, 2019.
99.2	Excerpts from Preliminary Offering Memorandum dated May 15, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BERRY GLOBAL GROUP, INC. (Registrant)
Dated: May 15, 2019	By:	/s/ Jason K. Greene
		Name:	Jason K. Greene
		Title:	Executive Vice President, Chief Legal Officer and Secretary